Exhibit 10.2
INDEMNIFICATION AGREEMENT
This Indemnification Agreement (“Agreement”) is made as of [●], 2016 by and between Vishay Precision Group, Inc., a Delaware corporation (the “Company”), and [●] (“Indemnitee”). Capitalized terms used, but not otherwise defined herein, shall have the meanings set forth in Section 10.
BACKGROUND
Highly competent and qualified persons have become more reluctant to serve corporations as directors, officers or other capacities unless they are provided with adequate protection through insurance coverage or adequate indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the corporation.
The Board of Directors of the Company (the “Board”) has determined that, in order to attract and retain competent and qualified individuals, the Company will seek to maintain on an ongoing basis, at its sole expense, directors and officers’ liability insurance to protect persons serving the Company and its subsidiaries from certain liabilities. However, as a result of changes in the marketplace for insurance it has become increasingly difficult to obtain directors and officers’ liability insurance on terms providing reasonable protection at reasonable cost. The uncertainties relating to directors and officers’ liability insurance have increased the difficulty of attracting and retaining such persons.
The Board has determined that the potential inability to attract and retain highly competent and qualified persons to serve the Company would be detrimental to the best interests of the Company and its stockholders and that the Company should act to assure such persons that there will be increased certainty of adequate protection against risks of claims and actions against them arising out of their service to and activities on behalf of the Company in the future.
The Board has determined that it is reasonable, prudent and necessary for the Company to contractually obligate themselves to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified.
The Indemnitee has agreed to serve the Company in an officer and/or director capacity provided that the Indemnitee is provided the protections available under this Agreement, the Company’s Amended and Restated Certificate of Incorporation (as amended and restated from time to time, the “Company Charter”), the Company’s Amended and Restated By-laws (as amended and restated from time to time, the “Company By-laws”) and directors and officers’ liability insurance coverage that is adequate in the present circumstances.
This Agreement is a supplement to and in furtherance of any protections provided by the Company Charter, Company By-laws and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of the Indemnitee thereunder. In addition, the Indemnitee will be entitled to indemnification pursuant to the Delaware General Corporation Law (“DGCL”).
NOW THEREFORE, in consideration of the foregoing and the covenants, promises and representations set forth herein, and for other good and valuable consideration, including the Indemnitee’s agreement to serve as a director and/or officer of the Company after the date hereof, and intending to be legally bound hereby, the parties hereto agree as follows:
1.    Services to the Company. The Indemnitee hereby agrees to serve or continue to serve as a director and/or officer of the Company. The Indemnitee may at any time and for any reason resign from such positions (subject to any other contractual obligation or any obligation imposed by operation of law). This Agreement shall not be deemed an employment contract between the Company or any other Enterprise, on the one hand, and the Indemnitee, on the other. Notwithstanding the foregoing, this Agreement shall continue in force after the Indemnitee has ceased to serve as a director or officer of the Company or any other Enterprise.
2.    Indemnity of the Indemnitee. Subject to Section 8, the Company hereby indemnifies and holds harmless the Indemnitee, to the fullest extent authorized or permitted by applicable law. In furtherance of the foregoing indemnification, and without limiting the generality thereof, the Company hereby agrees to indemnify the Indemnitee in the following situations.
(a)    Proceedings Other Than Proceedings by or in the Right of the Company. If, by reason of his Corporate Status, the Indemnitee is, or is threatened to be made, a party to or participant (as a witness or otherwise) in any Proceeding other than a Proceeding by or in the right of the Company or any other Enterprise, the Company shall indemnify and hold harmless the Indemnitee against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him, or on his behalf, in connection with such Proceeding or any claim, issue or matter therein; provided that the Indemnitee shall have acted in good faith and in a manner he reasonably believed to be in or not opposed to, the best interests of the Company or any other Enterprise, and with respect to any criminal Proceeding, the Indemnitee shall have had no reasonable cause to believe his conduct was unlawful.
(b)    Proceedings by or in the Right of the Company. If, by reason of his Corporate Status, the Indemnitee is, or is threatened to be made, a party to or participant in any Proceeding brought by or in the right of the Company or any other Enterprise, the Company shall indemnify and hold harmless the Indemnitee against all Expenses actually and reasonably incurred by him, or on his behalf, in connection with such Proceeding; provided that the Indemnitee shall have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. Notwithstanding the foregoing, if applicable law so provides, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which the Indemnitee shall have been adjudged to be liable to the Company unless and to the extent that the Court of Chancery of the State of Delaware or the court in which such claim, issue or matter was brought, shall determine that such indemnification may be made; and provided further that such indemnification shall not be made in respect of any payment to the Company or such other Enterprise or any stockholder thereof in satisfaction of judgment or in settlement unless either (x) a court of competent jurisdiction has approved such settlement, if any, and the reimbursement of such payment or (y) if the court in which such claim, issue or matter was brought lacks jurisdiction to grant such approval or such action is settled before the institution of judicial proceedings, in the opinion of Independent Counsel the applicable standard of conduct specified in the preceding proviso has been met, such claim, issue or matter was without substantial merit, such settlement was in the best interests of the Company or such other Enterprise and the reimbursement of such payment is permissible under applicable law.
(c)    Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, but subject to Section 2(b), to the extent that the Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in a Proceeding, the Company shall indemnify and hold harmless the Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 2(c), the termination of any claim, issue or matter in a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

(d)    Indemnification for Expenses as a Witness. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which the Indemnitee is not a party, the Company hereby indemnifies and holds harmless the Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.
(e)    Additional Indemnification. In addition to, and without regard to any limitations on, the indemnification provided for in Section 2, to the fullest extent permitted by applicable law, the Company shall indemnify and hold harmless the Indemnitee against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf if, by reason of his Corporate Status, the Indemnitee is, or is threatened to be made, a party to or participant in any Proceeding (including a Proceeding by or in the right of the Company or any other Enterprise), including all liability arising out of the negligence or active or passive wrongdoing of the Indemnitee.
3.    Contribution.
(a)    Whether or not the indemnification provided in Section 2 is available, in respect of any Proceeding in which the Company or any other Enterprise is jointly liable with the Indemnitee (or would be if joined in such Proceeding), the Company shall pay the entire amount of any Expenses, judgments, penalties, fines or amounts paid or to be paid in settlement of such Proceeding without requiring the Indemnitee to contribute to such payment and the Company hereby waives and relinquishes any right of contribution it may have against the Indemnitee. The Company shall not and shall ensure that any other Enterprise controlled by it shall not enter into any settlement of any Proceeding in which the Company or any other Enterprise is jointly liable with the Indemnitee (or would be if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against the Indemnitee without any injunction or other equitable relief being imposed against the Indemnitee.
(b)    Without diminishing or impairing the obligations of the Company set forth in the preceding subparagraph, if, for any reason, the Indemnitee shall elect or be required to pay all or any portion of any judgment or settlement in any Proceeding in which the Company or any other Enterprise is jointly liable with the Indemnitee (or would be if joined in such Proceeding), the Company shall contribute to the amount of Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by the Indemnitee in proportion to the relative benefits received by the Company or any other Enterprise and all officers, directors or employees of the Company or any other Enterprise, other than the Indemnitee, who are jointly liable with the Indemnitee (or would be if joined in such Proceeding), on the one hand, and the Indemnitee, on the other hand, from the transaction from which such Proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Company and all officers, directors or employees of the Company or any other Enterprise other than the Indemnitee who are jointly liable with the Indemnitee (or would be if joined in such Proceeding), on the one hand, and the Indemnitee, on the other hand, in connection with the events that resulted in such Expenses, judgments, penalties, fines or settlement amounts, as well as any other equitable considerations which the DGCL may require to be considered. The relative fault of the Company or any other Enterprise and all officers, directors or employees of the Company or any other Enterprise, other than the Indemnitee, who are jointly liable with the Indemnitee (or would be if joined in such Proceeding), on the one hand, and the Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary and the degree to which their conduct is active or passive.

(c)    The Company hereby agrees to indemnify and hold harmless the Indemnitee from any claims of contribution which may be brought by officers, directors or employees of the Company or any other Enterprise, other than the Indemnitee, who may be jointly liable with the Indemnitee.
4.    Advancement of Expenses. The Company shall advance, to the extent not prohibited by applicable law, the Expenses actually and reasonably incurred by or on behalf of the Indemnitee in respect of any Proceeding, and such advancement shall be made within thirty (30) days after the receipt by the Company of a statement or statements requesting such advances (which shall include invoices received by the Indemnitee in connection with such Expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditures made that would cause the Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice) from time to time, whether prior to or after final disposition of any Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by the Indemnitee. Advances shall be unsecured and interest free. Advances shall be made without regard to the Indemnitee’s ability to repay the expenses and, subject to Section 2(b), without regard to the Indemnitee’s ultimate entitlement to indemnification under the other provisions of this Agreement. Advances shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed. The Indemnitee shall qualify for advances upon the execution and delivery to the Company of this Agreement and a written undertaking that if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that the Indemnitee is not entitled to be indemnified by the Company, the Indemnitee shall undertake to the fullest extent permitted by law to repay the advance. The right to advances under this Section 4 shall in all events continue until final disposition of any Proceeding, including any appeal thereof.
5.    Procedures and Presumptions for Determination of Entitlement to Indemnification. The following procedures and presumptions shall apply if there is any question as to whether the Indemnitee is entitled to indemnification under this Agreement.
(a)    To obtain indemnification (including advancement of Expenses) under this Agreement, the Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that the Indemnitee has requested indemnification.
(b)    Upon written request by the Indemnitee for indemnification pursuant to the first sentence of Section 5(a), a determination, if required by applicable law, with respect to the Indemnitee’s entitlement thereto shall be made in the specific case by one of the following three methods, which shall be at the election of the Board:
(i)    by the Court of Chancery of the State of Delaware or the court in which the Proceeding with respect to which indemnification is sought was brought, or
(ii)    by a majority vote of a quorum of the Board (which quorum consists solely of Disinterested Directors), or
(iii)    in the absence of a quorum consisting solely of Disinterested Directors, then by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the Indemnitee.

(c)    If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 5(b)(iii), the Independent Counsel shall be selected as provided in this Section 5(c). The Independent Counsel shall be selected by the Board. The Indemnitee may, within ten (10) days after such written notice of selection shall have been given, deliver to the Company, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 10, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within twenty (20) days after submission by the Indemnitee of a written request for indemnification pursuant to Section 5(a), no determination of the Indemnitee’s entitlement to indemnification has been made pursuant to Section 5(b)(i) and no Independent Counsel shall have been selected and not objected to, either the Company or the Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made by the Indemnitee to the Company’s selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 5(b). The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 5(b), and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 5(c), regardless of the manner in which such Independent Counsel was selected or appointed.
(d)    In making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity empowered or selected under Section 5 to determine whether the Indemnitee is entitled to indemnification under this Agreement (the “Determining Authority”) shall presume that the Indemnitee has at all times met the applicable standard of conduct and is entitled to indemnification under this Agreement. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence. Neither the failure of the Company (including by its directors or Independent Counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including by its directors or Independent Counsel) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct.
(e)    The Indemnitee shall be deemed to have acted in good faith if the Indemnitee’s action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to the Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected by the Enterprise. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise shall not be imputed to the Indemnitee for purposes of determining the right to indemnification under this Agreement.
(f)    If the Determining Authority shall not have made a determination within sixty (60) days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be entitled to such indemnification absent (i) a misstatement by the Indemnitee of a material fact, or an omission of a material fact necessary to make the Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the Determining Authority in good faith requires such additional time to obtain or evaluate documentation and/or information relating thereto.
(g)    The Indemnitee shall cooperate with the Determining Authority with respect to the Indemnitee’s entitlement to indemnification, including providing the Determining Authority upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to the Indemnitee and reasonably necessary to such determination. The Determining Authority shall act reasonably and in good faith in making a determination regarding the Indemnitee’s entitlement to indemnification under this Agreement. Any costs or expenses (including attorneys’ fees and disbursements) incurred by the Indemnitee in so cooperating with the Determining Authority shall be borne by the Company (irrespective of the determination as to the Indemnitee’s entitlement to indemnification) and the Company hereby agrees to indemnify and hold harmless the Indemnitee therefrom.
(h)    The Company acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption and uncertainty. In the event that any Proceeding to which the Indemnitee is a party is resolved in any manner other than by adverse judgment against the Indemnitee (including settlement of such action, claim or proceeding with or without payment of money or other consideration) it shall be presumed that the Indemnitee has been successful on the merits or otherwise in such action, suit or proceeding. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.
(i)    The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of the Indemnitee to indemnification or create a presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe that his conduct was unlawful.
6.    Remedies of the Indemnitee.
(a)    If (i) a determination is made pursuant to Section 5 that the Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 4, (iii) no determination of entitlement to indemnification is made pursuant to Section 5(b) within ninety (90) days after receipt by the Company of the request for indemnification, or (iv) payment of indemnification is not made within ten (10) days after a determination has been made that the Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 5, the Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of his entitlement to such indemnification. The Indemnitee shall commence such proceeding seeking an adjudication within one hundred eighty (180) days following the date on which the Indemnitee first has the right to commence such proceeding pursuant to this Section 6(a). The Company shall not oppose the Indemnitee’s right to seek any such adjudication.
(b)    If a determination shall have been made pursuant to Section 5(b) that the Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 5(b) shall be conducted in all respects as a de novo trial on the merits, and the Indemnitee shall not be prejudiced by reason of the adverse determination under Section 5(b).
(c)    If a determination shall have been made pursuant to Section 5(b) that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 6, absent a prohibition of such indemnification under applicable law.
(d)    If the Indemnitee, pursuant to this Section 6, seeks a judicial adjudication of his rights under, or to recover damages for breach of, this Agreement, or to recover under any directors’ and officers’ liability insurance policies maintained by the Company, the Company shall pay on behalf of the Indemnitee, in advance, any and all Expenses actually and reasonably incurred by him in such judicial adjudication, regardless of whether the Indemnitee ultimately is determined to be entitled to such indemnification, advancement of expenses or insurance recovery.
(e)    The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 6 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement.
(f)    Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement to indemnification under this Agreement shall be required to be made prior to the final disposition of the Proceeding.
7.    Non-Exclusivity, Survival of Rights; Insurance Subrogation.
(a)    The Indemnitee’s rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may at any time be entitled under applicable law, the Company Charter, the Company By-laws, any other agreement, a vote of stockholders, a resolution of the Board or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of the Indemnitee under this Agreement in respect of any action taken or omitted by the Indemnitee in his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in applicable law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company Charter, Company By-laws and this Agreement, it is the intent of the parties hereto that the Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.
(b)    The Company shall obtain and maintain an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any other Enterprise and the Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has director and officer’s liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.
(c)    In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights; provided, however, any rights of recovery of the Indemnitee pursuant to any liability insurance policy separately paid for by the Indemnitee shall not be subject to subrogation under this Section 7 except that any amounts recovered under such policy shall be subject to Section 8(a)(i).
8.    Exception to Right of Indemnification and Contribution.
(a)    Notwithstanding any other provision of this Agreement, the Company shall not be obligated under this Agreement to indemnify and hold harmless the Indemnitee in connection with or contribute to:
(i)    any claim made against the Indemnitee for which payment has actually been made to or on behalf of the Indemnitee under any insurance policy, other indemnity provision, contract, agreement or otherwise, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision; or
(ii)    any claim made against the Indemnitee for an accounting of profits made from the purchase and sale (or sale and purchase) by the Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of state statutory law or common law; or
(iii)    any Proceeding initiated by the Indemnitee, including any Proceeding initiated by the Indemnitee against the Company or its other directors, officers, employees or other indemnitees for advancement of expenses or otherwise, unless (i) the Board authorized the Proceeding (or any part of any Proceeding) prior to its initiation; (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law; or (iii) such Proceeding is being brought by the Indemnitee to assert, interpret or enforce his rights under this Agreement.
(b)    In addition, the Company shall not be obligated to make any payment to the Indemnitee that is finally determined (under the procedures, and subject to the presumptions, set forth in Sections 5 and 6) to be unlawful.
9.    Notice By the Indemnitee and Defense of Claim. The Indemnitee agrees promptly to notify the Company in writing upon being served with or otherwise receiving any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure to so notify the Company shall not relieve the Company of any obligation which it may have to the Indemnitee under this Agreement or otherwise unless and only to the extent that such failure or delay materially prejudices the Company. With respect to any Proceedings as to which the Indemnitee notifies the Company of the commencement thereof:
(a)    The Company will be entitled to participate therein at its own expense;
(b)    Except as otherwise provided below, to the extent that it may wish, the Company will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election so to assume the defense thereof, the Company will not be liable to the Indemnitee under this Agreement for any legal or other Expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ its counsel in such Proceeding but the fees and Expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of such Proceeding, or (iii) the Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the fees and Expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee shall have made the conclusion provided for in (ii) above.
(c)    The Company shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding or claim effected without its written consent. The Company shall not settle any Proceeding or claim in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee’s written consent. Neither the Company nor the Indemnitee will unreasonably withhold their consent to any proposed settlement.
10.    Definitions. For purposes of this Agreement:
(a)    “Corporate Status” describes the status of a person who is or was a director, officer, employee, agent or fiduciary of the Company or of any other Enterprise that such person is or was serving at the express written request of the Company.
(b)    “Disinterested Director” means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by the Indemnitee.
(c)    “Enterprise” means (i) the Company and (ii) any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that is an affiliate or wholly or partially owned subsidiary of the Company and of which the Indemnitee is or was serving as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary, and (iii) any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise of which the Indemnitee is or was serving at the express written request of the Company as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary.
(d)    “Expenses” includes all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a Proceeding. Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding, including the premium, security for, and other costs relating to any cost bond, supersede as bond, or other appeal bond or its equivalent. Expenses, however, shall not include amounts paid in settlement by the Indemnitee or the amount of judgments, penalties or fines against the Indemnitee.
(e)    “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company, (ii) the Indemnitee, (iii) any affiliate of the Company or the Indemnitee, (iv) any member of the Indemnitee’s immediate family, (v) any company of which the Indemnitee is an executive officer, in each case in any matter material to such party (other than with respect to matters concerning the Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements), or (vi) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee’s rights under this Agreement.
(f)    “Proceeding” includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or other Enterprise or otherwise and whether civil, criminal, administrative or investigative, in which the Indemnitee was, is or will be involved as a party or otherwise, by reason of the fact that the Indemnitee is or was an officer or director of the Company, by reason of any action taken by him or of any inaction on his part while acting as an officer or director of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another Enterprise; in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement; including one pending on or before the date of this Agreement, but excluding one initiated by the Indemnitee pursuant to this Agreement to enforce his rights under this Agreement.
11.    Construction.
(a)    For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.
(b)    Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.
(c)    The words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”
(d)    Except as otherwise indicated, all references in this Agreement to “Sections,” are intended to refer to Sections of this Agreement, as the context may require.
(e)    The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
12.    Duration of Agreement. All agreements and obligations of the Company contained herein shall continue and terminate upon the later of:
(a)    ten (10) years after the date that the Indemnitee shall have ceased to serve as a director of the Company or as a director, partner, managing member, officer, employee, agent or trustee of any other Enterprise; or
(b)    one (1) year after the final termination of (i) any Proceeding (including any rights of appeal) then pending in respect of which the Indemnitee requests indemnification or advancement of Expenses hereunder and (ii) any judicial proceeding or arbitration pursuant to 6 (including any rights of appeal) involving the Indemnitee.

13.    Enforcement. The Company expressly confirms and agrees that it has entered into this Agreement and assumes the obligations imposed on it hereby in order to induce the Indemnitee to serve as an officer or director of the Company and the Company acknowledges that the Indemnitee is relying upon this Agreement in serving as an officer or director of the Company, and that the Indemnitee is entitled to enforce the provisions hereof as a direct beneficiary thereof.
14.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives.
15.    Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.
16.    Severability. If any provision or provisions of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, illegal or otherwise unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; and (b) to the fullest extent possible, the provisions of this Agreement (including each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby. Without limiting the generality of the foregoing, this Agreement is intended to confer upon the Indemnitee indemnification rights to the fullest extent permitted by applicable laws. In the event any provision hereof conflicts with any applicable law, such provision shall be deemed modified, consistent with the aforementioned intent, to the extent necessary to resolve such conflict.
17.    Modification and Waiver. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.
18.    Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent:
(a)    To the Indemnitee at the address set forth below the Indemnitee signature hereto.

(b)    To the Company at:
Vishay Precision Group, Inc.
3 Great Valley Parkway
Suite 150
Malvern, Pa. 19355-2143
Telephone Number: 484-321-5300
Attention: Senior Director of Legal Services
or to such other address as may have been furnished to the Indemnitee by the Company or to the Company by the Indemnitee, as the case may be.
19.    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. This Agreement may also be executed and delivered by “portable document format” (“.pdf”) or facsimile transmission and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
20.    Governing Law and Consent to Jurisdiction. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without application of the conflict of laws principles thereof. The Company and the Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Chancery Court of the State of Delaware (the “Delaware Court”), and not in any other court in the United States of America or any court in any other country (ii) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.
VISHAY PRECISION GROUP, INC.

By:____________________________________
    Name:____________________________
    Title:_____________________________

INDEMNITEE

______________________________________
Name: [●]

Address:
[●]